UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
_____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

ADVANSIX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37774 (Commission File Number)	81-2525089 (I.R.S. Employer Identification No.)
300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Farha Aslam as a Director of the Company

On December 14, 2021, the Board of Directors (the “Board”) of AdvanSix Inc. (the “Company”) appointed Farha Aslam to the Board, effective immediately. Ms. Aslam was also appointed to serve on the Audit Committee and the Compensation and Leadership Development Committee of the Board. Ms. Aslam qualifies as independent under the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Corporate Governance Guidelines. The appointment of Ms. Aslam increases the size of the Board to ten members with nine members qualifying as independent under the NYSE listing standards.

Ms. Aslam is a Managing Partner at Crescent House Capital, an investment and strategic advisory firm she founded that focuses on the agriculture, energy, and food processing industries. Ms. Aslam has worked in the finance industry since 1996. Prior to founding Crescent House in 2019, she was Managing Director at Stephens Inc., where she led the firm’s Food and Agribusiness equity research team and built a top-tier research franchise that spanned the grain, ethanol, protein, and packaged food sectors and successfully positioned several lead managed equity offerings and debt financings. Previously, Ms. Aslam was a vice president at Merrill Lynch and a risk management advisor at UBS. Ms. Aslam serves on the boards of directors of Green Plains Inc. (Nasdaq: GPRE); Pilgrim’s Pride Corporation (Nasdaq: PPC); and Calavo Growers, Inc. (Nasdaq: CVGW). Ms. Aslam received her B.A. in Economics from the University of California. She holds a Master of Business Administration degree from Columbia University.

There are no arrangements or understandings between Ms. Aslam and any other persons in connection with her appointment. Ms. Aslam does not have any family relationships with any executive officer or director of the Company, and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Aslam will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2021.

ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021

AdvanSix Inc.

By:	/s/ Achilles B. Kintiroglou
Name:	Achilles B. Kintiroglou
Title:	Senior Vice President, General Counsel and Corporate Secretary